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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
                                 Series 1995-4)
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                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

          New York                      33-94190               13-4994650
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 (State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

                  270 Park Avenue, New York, New York           10017
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                  (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:

         On or about April 15, 1999 interest with respect to the January, February and March Monthly Periods, as defined in the Pooling and Servicing Agreement dated October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Trust I") for Series 1995-4 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being files as exhibits 20.1 to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits    Description
              ----------  ---------------

              20.1 Monthly Reports with respect to the January, February and March Monthly Periods

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                              INDEX TO EXHIBITS
                         ----------------------------

    Exhibit No.                Description
    ---------------            -----------------
    20.1                       Monthly Reports with respect to the January,
                               February and March Monthly Periods

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 16, 1999
                                      The Chase Manhattan Bank,
                                      as Servicer

                                      By:  /s/ Patrick Margey
                                      ---------------------------
                                      Name:  Patrick Margey
                                      Title: Vice President